Exhibit 1.1

Up to 4,230,776 American Depositary Shares

Each representing three Ordinary Shares

BAOZUN INC.

UNDERWRITING AGREEMENT

[ ], 2019

Credit Suisse International
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
United States

Deutsche Bank AG, London Branch
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
United States

Ladies and Gentlemen:

Pursuant to the terms and conditions of the ADS lending agreements (the “ADS Lending Agreements”), each dated as of April 4, 2019, between Baozun Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”) and each of Credit Suisse International and Deutsche Bank AG, London Branch (the “Borrowers”), the Company proposes to issue and lend to each of the Borrowers on the First Closing Date the Maximum Number of ADSs (as defined in and pursuant to the respective ADS Lending Agreement), such aggregate Maximum Number of ADSs being 4,230,776 as of the date hereof. The ADSs borrowed by the Borrowers under the respective ADS Lending Agreements are herein referred to as the “Securities”. The Company has been advised that the Borrowers will transfer the Securities to Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (the “Underwriters”), affiliates of Credit Suisse International and Deutsche Bank AG, London Branch, respectively, which will sell the Securities in a registered public offering.

The Company is concurrently offering (the “Notes Offering”), in a private placement under Rule 144A and Regulation S of the Securities Act (as defined below), up to US$225,000,000 principal amount of its 1.625% Convertible Senior Notes due 2024 (the “Notes”) to be issued under an indenture (the “Indenture”), to be dated as of April 10, 2019, between the Company and Citicorp International Limited, as trustee. On the date hereof, the Company will enter into a purchase agreement (the “Notes Purchase Agreement”) with Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the Purchasers (as defined in the Notes Purchase Agreement). The term “First Closing Date” is used herein with the meaning assigned thereto in the Notes Purchase Agreement.

The class A ordinary shares, par value US$0.0001 per share of the Company (the “Ordinary Shares”) represented by the Securities are to be deposited pursuant to an amended and restated deposit agreement dated as of April 4, 2019 among the Company, JPMorgan Chase Bank, N.A., as Depositary (the “Depositary” and such agreement, the “Unrestricted Deposit Agreement”), and all holders from time to time of American depositary receipts (“ADRs”) issued thereunder. In connection with the Notes Offering, the Company will also enter into a restricted issuance agreement, to be dated as of the First Closing Date, among the Company, the Depositary and all holders and beneficial owners from time to time of restricted ADRs (the “Restricted Issuance Agreement” and, together with the Unrestricted Deposit Agreement, the “Deposit Agreements”).

1.                                Representations and Warranties.

The Company represents and warrants to and agrees with each of the Borrowers and the Underwriters that:

(a)                           Foreign Private Issuer; Registration Statement. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder (the “Securities Act”) and the Company meets all of the registrant requirements of, and the transactions contemplated by this Agreement meet all of the transaction requirements of, and, in each case, comply with the conditions for the use of, Form F-3 under the Securities Act. An “automatic shelf registration statement” as defined in Rule 405 under the Securities Act, on Form F-3 (File No. 333-230718) in respect of the Securities, including a form of prospectus (the “Base Prospectus”), has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements of the Securities Act, which became effective upon filing under Rule 462(e) under the Securities Act on April 4, 2019. For purposes of this Agreement, “Effective Time” with respect to such registration statement means the date and time as of which such registration statement automatically became effective upon filing thereof with the Commission and, if the Company has filed any post-effective amendment pursuant to Rules 413(b) and 462(e) under the Securities Act, then “Effective Time” shall also mean the date and time as of which such post-effective amendment was or is filed with the Commission and, if later, declared effective by the Commission. “Effective Date” with respect to such registration statement means the date of the Effective Time and, if the Company has filed a post-effective amendment to such registration statement pursuant to Rules 413(b) and 462(e) under the Securities Act, then “Effective Date” shall also mean the date of the Effective Time of such post-effective amendment. Such registration statement, which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A, 430B or 430C under the Securities Act, as amended at its Effective Time, including all documents incorporated by reference therein, and deemed to be a part of the registration statement as of the Effective Time, is hereinafter referred to as the “Registration Statement”. If the Company has filed a post-effective amendment pursuant to Rules 413(b) and 462(e) under the Securities Act, then any reference herein to the Registration Statement shall be deemed to include such post-effective amendment. As used herein, the term “Prospectus” means the final prospectus relating to the Securities first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act and in accordance with Section 5(a) hereof. The Base Prospectus, as supplemented by any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference in the Base Prospectus and each such preliminary prospectus and preliminary prospectus supplement is herein referred to as a “Preliminary Prospectus.” Any reference herein to the Registration Statement or any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act, as of the Effective Time of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or supplement with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Securities Act, and prior to the termination of the offering of the Securities by the Underwriter.

(b)                           Disclosure Package.  As of the Applicable Time (as defined below) and as of each Closing Date (as defined in Section 2 below), neither (i) any General Use Free Writing Prospectus(es) (as defined below) and the Statutory Prospectus (as defined below) hereto, all considered together (collectively, the “Disclosure Package”) nor (ii) any individual Issuer Free Writing Prospectus (as defined below), when considered together with the Preliminary Prospectus (if the Prospectus has not been filed with the Commission immediately prior to the time of first use of any such Issuer Free Writing Prospectus) or the Prospectus, as the case may be, in either case as then amended or supplemented immediately prior to the time of first use of any such Issuer Free Writing Prospectus, included or will, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representations or warranties as to Borrowers Information (as defined in Section 7(b) hereof) or Underwriters Information (as defined in Section 7(b) hereof). As used in this Agreement: “Applicable Time” means the first time when sales of the Securities are made. “Statutory Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including the documents incorporated by reference therein and any prospectus supplement deemed to be a part thereof, including the preliminary prospectus supplement dated April 4, 2019. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,”  as defined in Rule 433 under the Securities Act, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act. “General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule II to this Agreement.

(c)                            Additional Prospectus Time.  As of each Additional Prospectus Time, neither (i) any General Use Free Writing Prospectus(es) and the Statutory Prospectus as then amended or supplemented, all considered together, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the Preliminary Prospectus (if the Prospectus has not been filed with the Commission immediately prior to the time of first use of any such Issuer Free Writing Prospectus) or the Prospectus, as the case may be, in either case as then amended or supplemented immediately prior to the time of first use of any such Issuer Free Writing Prospectus, included or will include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to Borrowers Information (as defined in Section 7(b) hereof) or Underwriters Information (as defined in Section 7(b) hereof).  As used in this Agreement: “Additional Applicable Time” means each “time of sale” of the Securities. “Additional Prospectus Time” means, each Additional Applicable Time, each date on which a Prospectus relating to the Securities is required to be delivered and each Additional Settlement Date. “Additional Settlement Date” means each date a sale of Securities is settled.

(d)                           No Stop Order.  The Commission has not issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any General Use Free Writing Prospectus or the Prospectus or relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement and any amendment thereto, as of each Effective Time and as of each Additional Prospectus Time, and the Prospectus, as then amended or supplemented, as of the Applicable Time, at the time filed with the Commission, as of the Closing Date and as of each Additional Prospectus Time, complied or will comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”).  The documents incorporated, or to be incorporated, by reference in the Registration Statement and the Prospectus, at the time filed with the Commission, complied or will comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “Exchange Act”). The Registration Statement and any amendment thereto, as of each Effective Time, as of the Closing Date and as of each Additional Prospectus Time, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as then amended or supplemented, as of the Applicable Time, at the time filed with the Commission, as of the Closing Date and as of each Additional Prospectus Time, did not contain, and will not contain, any untrue statement of a material fact, and did not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary in this clause (iv), the Company makes no representations or warranties as to Borrowers Information (as defined in Section 7(b) hereof) or Underwriters Information (as defined in Section 7(b) hereof).

(e)                            Compliance with Securities Law. As of its date, as of the Applicable Time and as of each Additional Prospectus Time, each Issuer Free Writing Prospectus and General Use Free Writing Prospectus, complied and will comply in all material respects with the Securities Act and the applicable Rules and Regulations and (ii) did not and will not include any information that conflicted or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus (if the Prospectus has not been filed with the Commission immediately prior to the time of first use of any such Issuer Free Writing Prospectus) or the Prospectus, in each case, as then amended or supplemented immediately prior to the date of first use of any such Issuer Free Writing Prospectus or General Use Free Writing Prospectus, as the case may be.

(f)                             Free Writing Prospectus.  The Company (including its agents and representatives, other than the Borrowers and the Underwriters in their capacity as such) has not, directly or indirectly, prepared, used, distributed, authorized, approved or referred to and will not prepare, use, distribute, authorize, approve or refer to, any offering material in connection with the offering and sale of the Securities, including, without limitation, any Issuer Free Writing Prospectus or other “free writing prospectus” or “written communication” (in each case, as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities, other than any Preliminary Prospectus, the Prospectus, the General Use Free Writing Prospectus(es) and each Permitted Free Writing Prospectus approved in writing in advance by the Borrowers and the Underwriters in accordance with Section 5(b) below. To the extent it is required to do so, the Company has filed and will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) under the Securities Act. The Company has retained in accordance with the Securities Act and the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the Rules and Regulations.

(g)                            Well-known Seasoned Issuer.  The Company was and is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act (i) at the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) under the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Securities Act and, (iv) at the Applicable Time. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration form.

(h)                           Ineligible Issuer Status. (i) At the earliest time after the filing of the Registration Statement that the Company or the Underwriters or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Securities as contemplated by the Registration Statement.

(i)                               XBRL.  The interactive data in the eXtensible Business Reporting Language (“XBRL”) incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(j)                              Good Standing of the Company. The Company has been duly incorporated, is validly existing as an exempted company with limited liability in good standing under the laws of the Cayman Islands, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package, the Prospectus and the Registration Statement and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, results of operations, business or prospects of the Company and its Subsidiaries (as defined below) and Affiliated Entity (as defined below), taken as a whole, or on the ability of the Company and its Subsidiaries and Affiliated Entity to carry out their obligations under this Agreement, the Indenture, the Notes, the Deposit Agreements or the ADS Lending Agreements (a “Material Adverse Effect”). The currently effective memorandum and articles of association or other constitutive or organizational documents of the Company comply with the requirements of applicable Cayman Islands law and are in full force and effect.

(k)                           Subsidiaries and Affiliated Entity. Each of the Company’s direct and indirect subsidiaries (each a “Subsidiary” and collectively, the “Subsidiaries”) has been identified on Schedule III-A hereto, and the entity through which the Company conducts its operations in the People’s Republic of China (“PRC”) by way of contractual arrangements (the “Affiliated Entity”) has been identified on Schedule III-B hereto. Each of the Subsidiaries and Affiliated Entity has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package, the Prospectus and the Registration Statement, except to the extent that the failure to be so qualified would not have a Material Adverse Effect; except as disclosed in Schedule III-A hereto, all of the equity interests of each Subsidiary have been duly and validly authorized and issued, are owned directly or indirectly by the Company, are fully paid in accordance with its articles of association and the laws of the jurisdiction of its incorporation and non-assessable, except for such failure to pay that would not, singly or in aggregate, have a Material Adverse Effect, and, except as described in the Disclosure Package, the Prospectus and the Registration Statement, are free and clear of all liens, encumbrances, equities or claims; all of the equity interests in the Affiliated Entity have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly as described in the Disclosure Package, the Prospectus and the Registration Statement and, except as described in the Disclosure Package, the Prospectus and the Registration Statement, free and clear of all liens, encumbrances, equities or claims. None of the outstanding share capital or equity interest in any Subsidiary was issued in violation of preemptive or similar rights of any security holder of such Subsidiary. All of the constitutive or organizational documents of each of the Subsidiaries and Affiliated Entity comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. Apart from the Subsidiaries and Affiliated Entity, the Company has no direct or indirect subsidiaries or any other company over which it has direct or indirect effective control.

(l)                               Corporate Structure Contracts and Ownership Structure.

(A)                                    The description of the corporate structure of the Company and the various contracts among the Subsidiaries, the shareholders of the Affiliated Entity and the Affiliated Entity, as the case may be (each a “Corporate Structure Contract” and collectively the “Corporate Structure Contracts”), as set forth in Form 20-F under the captions “Item 4. Information on the Company—C. Organizational Structure” and “Item 7. Major Shareholders and Related Party transactions—B. Related Party Transactions”, which is incorporated by reference into the Disclosure Package, the Prospectus and the Registration Statement, is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading in any material respect. There is no other material agreement, contract or other document relating to the corporate structure or the operation of the Company together with its Subsidiaries and Affiliated Entity taken as a whole, which has not been previously disclosed or made available to the Borrowers and the Underwriters and disclosed in the Disclosure Package, the Prospectus and the Registration Statement.

(B)                                    Each Corporate Structure Contract has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the performance of the obligations under any Corporate Structure Contract by the parties thereto, except as already obtained or disclosed in the Disclosure Package, the Prospectus and the Registration Statement; and no consent, approval, authorization, order, filing or registration that has been obtained is being withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, the corporate structure of the Company complies with all applicable PRC laws and regulations, and neither the ownership structure of the Company nor the Corporate Structure Contracts violate, breach, contravene or otherwise conflict with any applicable PRC laws. There is no legal or governmental proceeding, inquiry or investigation pending against the Company, the Subsidiaries and Affiliated Entity or shareholders of the Affiliated Entity in any jurisdiction challenging the validity of any of the Corporate Structure Contracts, and to the best knowledge of the Company, no such proceeding, inquiry or investigation is threatened in any jurisdiction.

(C)                                    Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, the execution, delivery and performance of each Corporate Structure Contract by the parties thereto do not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, encumbrance, equity or claim upon any property or assets of the Company or any of the Subsidiaries and Affiliated Entity pursuant to (i) the constitutive or organizational documents of the Company or any of the Subsidiaries and Affiliated Entity, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries and Affiliated Entity or any of their properties, or any arbitration award, or (iii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries and Affiliated Entity is a party or by which the Company or any of the Subsidiaries and Affiliated Entity is bound or to which any of the properties of the Company or any of the Subsidiaries and Affiliated Entity is subject. Each Corporate Structure Contract is in full force and effect and none of the parties thereto is in breach or default in the performance of any of the terms or provisions of such Corporate Structure Contract. None of the parties to any of the Corporate Structure Contracts has sent or received any communication regarding termination of, or intention not to renew, any of the Corporate Structure Contracts, and no such termination or non-renewal has been threatened by any of the parties thereto.

(D)       The Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the Affiliated Entity, through its rights to authorize the shareholders of the Affiliated Entity to exercise their voting rights.

(m)                       Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(n)                           Authorization of the ADS Lending Agreements. Each of the ADS Lending Agreements has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The ADS Lending Agreements will conform in all material respects to the description thereof contained in the Disclosure Package, the Prospectus and the Registration Statement.

(o)                           Authorization of the Deposit Agreements. Each of the Deposit Agreements has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Deposit Agreements and the ADSs issued thereunder conform in all material respects to the descriptions thereof contained in the Disclosure Package, the Prospectus and the Registration Statement.

(p)                           Authorization of the Notes. The Notes to be sold by the Company to the Purchasers have been duly and validly authorized and, when executed and authenticated in accordance with the Indenture and issued and delivered against payment therefor as provided in the Notes Purchase Agreement, will be legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Notes to be purchased by the Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture. The Notes will conform in all material respects to the descriptions thereof in the Disclosure Package, the Prospectus and the Registration Statement.

(q)                           Authorization of the Indenture. The Indenture has been duly authorized and, on the First Closing Date, will have been duly executed and delivered by the Company, and will constitute a legal, valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Indenture will conform in all material respects to the descriptions thereof in the Disclosure Package, the Prospectus and the Registration Statement.

(r)                              Authorization of Registration Statements. The Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the filing of the Registration Statement, the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

(s)                             Share Capital. The authorized share capital of the Company (including the ADSs) conforms in all material respects to the description thereof contained in each of the Disclosure Package, the Prospectus and the Registration Statement.

(t)                              Ordinary Shares. (A) The issuance and allotment of the Ordinary Shares and the Securities to be issued under the ADS Lending Agreements have been duly authorized and such Ordinary Shares when issued, will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any call for the payment of further capital and will rank pari passu with other Ordinary Shares including, without limitation, as to entitlement to dividends, and will be free and clear of any security interest, mortgage, pledge, lien, charge, claim or encumbrance of any kind; there are no restrictions on subsequent transfers of the Ordinary Shares or Securities under the laws of the PRC, Cayman Islands, or United States except as described in the Disclosure Package, the Prospectus and the Registration Statement. As of the date hereof, the Company has authorized and issued capitalization as set forth in the sections of the Disclosure Package, the Prospectus and the Registration Statement under the headings “Capitalization” and “Description of Share Capital” and, as of the Closing Date, the Company shall have authorized and outstanding capitalization as set forth in the sections of the Disclosure Package, the Prospectus and the Registration Statement under the headings “Capitalization” and “Description of Share Capital.” (B) Except as described in the Disclosure Package, the Prospectus and the Registration Statement, there are (i) no outstanding securities issued by the Company convertible into or exchangeable for, rights, warrants or options to acquire from the Company, or obligations of the Company to issue, Ordinary Shares or any of the share capital of the Company, and (ii) no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any share capital of, or any direct interest in, any of the Company’s Subsidiaries and the Affiliated Entity.

(u)                           American Depositary Shares. The ADSs, when issued by the Depositary against the deposit of Ordinary Shares in respect thereof in accordance with the provisions of the respective Deposit Agreements, will be duly authorized and validly issued and the persons in whose names such ADSs are registered will be entitled to the rights of registered holders of ADSs specified therein and in the respective Deposit Agreements.  Under the laws of the Cayman Islands, each holder of the ADSs issued pursuant to the Deposit Agreements shall be entitled, subject to the relevant Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee, being the registered holder of the ADS, as representative of the holders of the ADSs in a direct suit, action or proceeding against the Company.

(v)                           Holders’ Rights. No holder of any of the Securities, Ordinary Shares or Notes after the consummation of the transactions contemplated by the Indenture, this Agreement, the Notes, the Deposit Agreements, the ADS Lending Agreements or the Notes Purchase Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Securities, Ordinary Shares, ADSs or Notes; and except as set forth in the Disclosure Package, the Prospectus and the Registration Statement, there are no limitations on the rights of holders of the Securities, Ordinary Shares or ADSs to hold, vote or transfer their securities.

(w)                         Accurate Disclosure. The statements in the Disclosure Package, the Prospectus and the Registration Statement under the headings “Summary,” “Risk Factors,” “Enforceability of Civil Liabilities,” “Description of The Registered ADS Borrow Facility and Concurrent Offering of Convertible Senior Notes,” “Description of Share Capital,” “Description of American Depositary Shares,” “Taxation” and “Plan of Distribution,” and the statements in Form 20-F under the headings “Item 4. Information on the Company,” “Item 5. Operating and Financial Review and Prospectus” and “Item 7. Major Shareholders and Related Party Transactions,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate, complete and fair summaries of such matters described therein in all material respects. For the avoidance of doubt, the preceding sentence, insofar as it relates to statements in the Disclosure Package, the Prospectus and the Registration Statement under the heading “Descriptions of the Registered ADS Borrow Facility and the Concurrent Offering of Convertible Senior Notes”, “Underwriting” and “Plan of Distribution,” does not apply to statements based upon information furnished to the Company in writing by any Underwriters or Borrowers expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriters consists of the Underwriters Information described as such in Section 7(b) hereof, or only such information furnished by any Borrowers consists of the Borrowers Information described as such in Section 7(b) hereof .

(x)                           Listing. The Securities have been approved for listing on the NASDAQ Global Select Market.

(y)                           Compliance with Law, Constitutive Documents and Contracts. Neither the Company nor any of the Subsidiaries and Affiliated Entity is in material breach or violation of any provision of applicable law (including, but not limited to, any applicable law concerning information dissemination over the Internet and user privacy protection) or is in breach or violation of its respective constitutive documents, or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) any agreement or other instrument that is (i) binding upon the Company or any of the Subsidiaries and Affiliated Entity and (ii) material to the Company and the Subsidiaries and Affiliated Entity taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of the Subsidiaries and Affiliated Entity, except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement.

(z)                            Absence of Defaults and Conflicts. The execution and delivery by the Company of this Agreement, the Indenture, the Notes, the Deposit Agreements and the ADS Lending Agreements and the consummation of the transaction herein and therein contemplated will not contravene (i) any provision of applicable law or the memorandum and articles of association or other constitutive documents of the Company, (ii) any agreement or other instrument binding upon the Company or any of the Subsidiaries and Affiliated Entity that is material to the Company and the Subsidiaries and Affiliated Entity, taken as a whole, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of the Subsidiaries and Affiliated Entity; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Notes, the Deposit Agreements, the ADS Lending Agreements or the consummation by the Company of the issuance and sale of the Securities, as contemplated herein and in the ADS Lending Agreements, except (1) the registration under the Securities Act of the ADSs borrowed by the Borrowers under the ADS Lending Agreements and the listing of the ADSs on the NASDAQ Global Select Market, and (2) such as may be required by the securities or Blue Sky laws of the various states of the United States of America in connection with the offer and sale of the Securities.

(aa)                    No Material Adverse Change in Business. Since the end of the period covered by the latest audited financial statements included in the Disclosure Package, the Prospectus and the Registration Statement (i) except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, there has been no material adverse change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Subsidiaries and Affiliated Entity, taken as a whole; (ii) there has been no purchase of its own outstanding share capital by the Company, no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital; (iii) there has been no material adverse change in the share capital, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries; (iv) neither the Company nor any of its Subsidiaries and Affiliated Entity has (1) entered into or assumed any material transaction or agreement, (2) incurred, assumed or acquired any material liability or obligation, direct or contingent, that is not disclosed in the Disclosure Package, the Prospectus and the Registration Statement, (3) acquired or disposed of or agreed to acquire or dispose of any business or any other asset; or (4) agreed to take any of the foregoing actions, that would, in the case of any of clauses (1) through (4) above, have a Material Adverse Effect and that are not otherwise described in the Disclosure Package, the Prospectus and the Registration Statement; and (v) neither the Company nor any of its Subsidiaries and Affiliated Entity has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree.

(bb)                    No Pending Proceedings. There are no legal or governmental proceedings pending or threatened (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) to which the Company, any of its Subsidiaries and Affiliated Entity or any of its executive officers, directors and key employees is a party or to which any of the properties of the Company or any of its Subsidiaries and Affiliated Entity is subject (i) other than proceedings accurately described in all material respects in the Disclosure Package, the Prospectus and the Registration Statement and proceedings that would not have a Material Adverse Effect, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Disclosure Package, the Prospectus and the Registration Statement or (ii) that are required to be described in the Disclosure Package or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Disclosure Package or the Prospectus and are not so described.

(cc)                      Investment Company Act. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package, the Prospectus and the Registration Statement, or the transactions contemplated by the Indenture and the ADS Lending Agreements , will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(dd)                    Environmental Laws. (A) The Company and its Subsidiaries and Affiliated Entity (i) are in compliance with any and all applicable national, local and foreign laws and regulations (including, for the avoidance of doubt, all applicable laws and regulations of the PRC) relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect. (B) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties), except for those that would not, singly or in the aggregate, have a Material Adverse Effect.

(ee)                      Registration Rights; Lock-up Letters. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Restricted Period referred to in Section 5 hereof. The executive officers, directors and certain shareholders of the Company listed on Schedule IV hereto have furnished to the Borrowers and the Underwriters prior to the date hereof a letter or letters substantially in the form of Exhibit A hereto (the “Lock-Up Letter”).

(ff)                        Compliance with Anti-Corruption Laws. Neither the Company nor any of its Subsidiaries and Affiliated Entity or their respective affiliates, nor any director, officer or employee nor, to the Company’s knowledge, any agent or representative of the Company or of any of its Subsidiaries and Affiliated Entity or their respective affiliates, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; or (iii) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and the Company and its Subsidiaries and Affiliated Entity and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(gg)                      Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries and Affiliated Entity are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of all jurisdictions where the Company and its Subsidiaries and Affiliated Entity conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries and Affiliated Entity with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(hh)                    Compliance with Sanctions. (i) Neither the Company nor any of its Subsidiaries and Affiliated Entity, nor any director, officer or employee thereof, nor, to the best knowledge of the Company, any agent, affiliate or representative of the Company or any of its Subsidiaries and Affiliated Entity, is or undertakes any business with an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)                                    the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the United Nations Security Council (“UNSC”), the European Union (“EU”), the Swiss Secretariat of Economic Affairs (“SSEA”), Her Majesty’s Treasury (“HMT”), the Hong Kong Monetary Authority (“HKMA”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B)                                    located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, the Crimea region of Ukraine and Syria).

(ii)                                The Company represents and covenants that the Company and its Subsidiaries and Affiliated Entity will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)                                    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is, or whose government is, the subject of Sanctions; or

(B)                                    in any other manner that will result in a violation of Sanctions, the Anti-Money Laundering Laws or applicable anti-corruption laws, by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)                             The Company represents and covenants that, for the past five years, the Company and its Subsidiaries and Affiliated Entity have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory that, at the time of the dealing or transaction is or was, or whose government was, the subject of Sanctions.

(ii)                            Title to Property. (i) Each of the Company and its Subsidiaries and Affiliated Entity has good and marketable title (valid land use rights and building ownership certificates in the case of real property located in the PRC) to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries and Affiliated Entity, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package, the Prospectus and the Registration Statement or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and Affiliated Entity; and any real property and buildings held under lease by the Company and its Subsidiaries and Affiliated Entity are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries and Affiliated Entity, in each case except as described in the Disclosure Package, the Prospectus and the Registration Statement.

(jj)                          Possession of Intellectual Property. The Company and its Subsidiaries and Affiliated Entity own, possess or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other intellectual property and similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) necessary or material to the conduct of the business now conducted or proposed in the Disclosure Package, the Prospectus and the Registration Statement to be conducted by them, and the expected expiration of any such Intellectual Property Rights would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, (i) there are no rights of third parties to any of the Intellectual Property Rights owned by the Company or its Subsidiaries and Affiliated Entity; (ii) there is no material infringement, misappropriation breach, default or other violation, or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by the Company or its Subsidiaries and Affiliated Entity or third parties of any of the Intellectual Property Rights of the Company or its Subsidiaries and Affiliated Entity; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s or the Subsidiaries’ and Affiliated Entity’s rights in or to, or the violation of any of the terms of, any of their Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no action, suit, proceeding or claim by others, whether pending or threatened in writing, that the Company or any subsidiary infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (vi) none of the Intellectual Property Rights used by the Company or its Subsidiaries and Affiliated Entity in their businesses has been obtained or is being used by the Company or its Subsidiaries and Affiliated Entity in violation of any contractual obligation binding on the Company or its Subsidiaries and Affiliated Entity in violation of the rights of any persons, except in each case covered by clauses (i) to (vi) such as would not, if determined adversely to the Company or its Subsidiaries and Affiliated Entity, individually or in the aggregate, have a Material Adverse Effect.

(kk)                    Cyber Security and Information Technology. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, the Company’s and its Subsidiaries’ and Affiliated Entity’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) are adequate in all material respects for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its Subsidiaries and Affiliated Entity as currently conducted.  The Company and its Subsidiaries and Affiliated Entity have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been or are reasonably expected to be remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same.  The Company and its Subsidiaries and Affiliated Entity are presently in compliance with all applicable laws and statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except as would not have a Material Adverse Effect.

(ll)                            Merger or Consolidation. Neither the Company nor any of its Subsidiaries or Affiliated Entity is a party to any effective memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or an acquisition or disposition of assets, technologies, business units or businesses which is required to be described in the Disclosure Package, the Prospectus and the Registration Statement and which is not so described.

(mm)            Termination of Contracts. Neither the Company nor any of its Subsidiaries or Affiliated Entity has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Disclosure Package, the Prospectus and the Registration Statement or filed as an exhibit to the Form 20-F, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries or Affiliated Entity, or to the best knowledge of the Company after due inquiry, by any other party to any such contract or agreement.

(nn)                    Absence of Labor Dispute; Compliance with Labor Law. No material labor dispute with the employees of the Company or any of its Subsidiaries and Affiliated Entity exists, or, to the best knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers or contractors of the Company and its Subsidiaries and Affiliated Entity that could have a Material Adverse Effect. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, the Company and its Subsidiaries and Affiliated Entity are and have been at all times in compliance with all applicable labor laws and regulations in all material respects, and no governmental investigation or proceedings with respect to labor law compliance exists, or, to the best knowledge of the Company, is imminent.

(oo)                    Insurance. Each of the Company and its Subsidiaries and Affiliated Entity are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries and Affiliated Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(pp)                    Possession of Licenses and Permits. Except as disclosed in the Disclosure Package and Prospectus, each of the Company and its Subsidiaries and Affiliated Entity possesses all licenses, certificates, authorizations, declarations and permits issued by, and has made all necessary reports to and filings with, the appropriate national, local or foreign regulatory authorities having jurisdiction over the Company and each of its Subsidiaries and Affiliated Entity and their respective assets and properties, for the Company and each of its Subsidiaries and Affiliated Entity to conduct their respective businesses; each of the Company and its Subsidiaries and Affiliated Entity is in compliance with the terms and conditions of all such licenses, certificates, authorizations and permits; such licenses, certificates, authorizations and permits are valid and in full force and effect and contain no materially burdensome restrictions or conditions not described in the Disclosure Package, the Prospectus and the Registration Statement; neither the Company nor any of its Subsidiaries and Affiliated Entity has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit; neither the Company nor any of its Subsidiaries has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course except for such failure to renew that would not have a Material Adverse Effect.

(qq)                    Related Party Transactions. No material relationships or material transactions, direct or indirect, exist between any of the Company or its Subsidiaries and Affiliated Entity on the one hand and their respective shareholders, affiliates, officers and directors or any affiliates or family members of such persons on the other hand, except as described in the Disclosure Package, the Prospectus and the Registration Statement.

(rr)                          PFIC Status. The Company does not believe that it was a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its taxable year ended December 31, 2018 and the Company does not expect to be a PFIC in the foreseeable future.

(ss)                        No Transaction or Other Taxes. No transaction, stamp duty, capital or other issuance, registration, transaction, transfer, withholding or other taxes or duties (“Stamp Taxes”) are payable by or on behalf of the Borrowers and the Underwriters to the government of the PRC, Hong Kong or Cayman Islands or any political subdivision or taxing authority thereof in connection with (i) the issuance, loan and delivery of the Securities by the Company, or the deposit of the Ordinary Shares with the Depositary and the Custodian, as defined in the Unrestricted Deposit Agreement (the “Custodian”), (ii)  the execution, delivery or performance of this Agreement, the Indenture, the Notes, the Deposit Agreements and the ADS Lending Agreements, (iii) the issuance and delivery by the Company of the Securities to or for the respective accounts of the Borrowers or the Underwriters or (iv) the sale and delivery by the Underwriters of the Securities in the manner contemplated by this Agreement, except that stamp duty may be payable in the event that this Agreement or any of the Deposit Agreements is executed in or brought within the jurisdiction of the Cayman Islands.

(tt)                          Independent Accountants. Deloitte Touche Tohmatsu Certified Public Accountants LLP, whose reports on the consolidated financial statements of the Company are included in the Disclosure Package, the Prospectus and the Registration Statement, are independent registered public accountants with respect to the Company as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(uu)                    Financial Statements. The financial statements included in the Disclosure Package, the Prospectus and the Registration Statement, together with the related notes and schedules thereto, present fairly the consolidated financial position of the Company and the Subsidiaries and Affiliated Entity as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified and have been prepared in compliance as to form in all material respects with the applicable accounting requirements of the Securities Act and the related rules and regulations adopted by the Commission and in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial data contained in the Disclosure Package, the Prospectus and the Registration Statement are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company, and all disclosures regarding “Non-GAAP financial measures” (as such term is defined in the rules and regulations of the Commission) comply to the extent applicable with Item 10(e) of Regulation S-K of the Securities Act; there are no financial statements (historical or pro forma) that are required to be included in, the Disclosure Package or the Prospectus that are not included as required; and the Company and the Subsidiaries and Affiliated Entity do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) not described in the Disclosure Package, the Prospectus and the Registration Statement.

(vv)                    Critical Accounting Policies. The section entitled “Item 5. Operating and Financial Review and Prospects—A. Operating Results—Critical Accounting Policies and Estimates” in the Company’s annual report on Form 20-F for the fiscal year ended December 31, 2018 filed with the Commission (the “Form 20-F”) accurately and fairly describes (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult subjective or complex judgment; (ii) the material judgments and uncertainties affecting the application of critical accounting policies; (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; (iv) all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur; and (v) all off-balance sheet commitments and arrangements of the Company and its Subsidiaries and Affiliated Entity, if any. The Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Form 20-F, the Disclosure Package, the Prospectus and the Registration Statement and have consulted with its independent accountants with regards to such disclosure.

(ww)                Internal Controls and Compliance with the Sarbanes-Oxley Act. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, the Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting and an internal audit function (collectively, “Internal Controls”) sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with the rules of the NASDAQ Global Select Market. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, the Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and applicable rules of the NASDAQ Global Select Market which would have a Material Adverse Effect. Each of the Company’s independent directors meets the criteria for “independence” under the Sarbanes-Oxley Act, the rules and regulations of the Commission and the rules of NASDAQ Global Select Market.

(xx)                    Absence of Accounting Issues. The Company has not received any notice, oral or written, from the Board stating that it is reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Board review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any Internal Control Event.

(yy)                    Third-party Data. Any statistical, industry-related and market-related data included in the Disclosure Package or Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived, and the Company has obtained the written consent for the use of such data from such sources to the extent required.

(zz)                      Legal Proceedings; Material Contracts. There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Disclosure Package or the Prospectus, that are not described or, in the case of documents to be filed as exhibits in the Registration Statement, that are not described and filed as required.

(aaa)             No Unapproved Marketing Documents. The Company has not distributed and, prior to the later of the Closing Date and the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Disclosure Package, the Prospectus and the Registration Statement.

(bbb)             Payments of Dividends; Payments in Foreign Currency. Except as described in the Disclosure Package, the Prospectus and the Registration Statement, (i) none of the Company nor any of its Subsidiaries and Affiliated Entity is prohibited, directly or indirectly, from (1) paying any dividends or making any other distributions on its share capital or equity interest, (2) making or repaying any loan or advance to the Company or any other Subsidiary or Affiliated Entity or (3) transferring any of its properties or assets to the Company or any other Subsidiary or Affiliated Entity; and (ii)  all dividends and other distributions declared and payable upon the share capital or equity interest of the Company or any of its Subsidiaries and Affiliated Entity (1) may be converted into foreign currency that may be freely transferred out of PRC, Cayman Islands, or such Person’s jurisdiction of incorporation or tax residence, without the consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in such Person’s jurisdiction of incorporation or tax residence; and (2) are not and will not be subject to withholding, value added or other taxes under the currently effective laws and regulations of PRC, Cayman Islands, or such Person’s jurisdiction of incorporation or tax residence, without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or governmental agency or body having jurisdiction over such Person.

(ccc)                Compliance with PRC Overseas Investment and Listing Regulations. Except as described in the Disclosure Package, the Prospectus and the Registration Statement, each of the Company and its Subsidiaries and Affiliated Entity has complied, and has taken all steps to ensure compliance by each of its shareholders, directors and officers that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange) (the “SAFE”) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each such Person that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations (including any applicable rules and regulations of the SAFE).

(ddd)             SAFE Rules and Regulations. Except as described in the Disclosure Package, the Prospectus and the Registration Statement, the Company has taken all reasonable steps to comply with, and to request all of the Company’s shareholders and prior holders who, to the knowledge of the Company, are PRC residents (as defined in the applicable SAFE Rules and Regulations) or PRC citizens to comply with respect to their shareholding in the Company with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including without limitation, taking reasonable steps to require each of its shareholders and option holders that, to the knowledge of the Company, is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(eee)                M&A Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors and any official clarifications, guidance, interpretations or implementation rules in connection with or related thereto (the “PRC Mergers and Acquisitions Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the CSRC and the SAFE on August 8, 2006, as amended by the Ministry of Commerce on June 22, 2009, including the provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel, and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors and each such director has confirmed that he or she understands such legal advice. Except as described in the Disclosure Package, the Prospectus and the Registration Statement, the issuance and sale of the Securities, the listing and trading of the ADSs on the NASDAQ Global Select Market and the consummation of the transactions contemplated by this Agreement, the Indenture, the Notes, the Deposit Agreements and the ADS Lending Agreements (i) are not and will not be, as of the date hereof or at the Closing Date, adversely affected by the PRC Mergers and Acquisitions Rules and (ii) do not require the prior approval of the CSRC.

(fff)                   Absence of Manipulation. None of the Company, the Subsidiaries and Affiliated Entity or to the best knowledge of the Company, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action which was designed to cause or result in, or that has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ggg)                No Immunity. None of the Company, the Subsidiaries and Affiliated Entity or any of their respective properties, assets or revenues has any right of immunity, under the laws of the Cayman Islands, Hong Kong, the PRC or the State of New York, from any legal action, suit or proceeding, the giving of any relief in any such legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any Cayman Islands, Hong Kong, PRC, New York or United States federal court, service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Indenture, the Notes, the Deposit Agreements or the ADS Lending Agreements; and, to the extent that the Company, any of the Subsidiaries and Affiliated Entity or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries and Affiliated Entity waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 10 of this Agreement, Section 20 of the Unrestricted Deposit Agreement and Section 2 of the Restricted Issuance Agreement (to the extent it incorporates by reference Section 20 of the Unrestricted Deposit Agreement).

(hhh)             Validity of Choice of Law. The choice of the laws of the State of New York as the governing law of this Agreement and the Deposit Agreements is a valid choice of law under the laws of the Cayman Islands, Hong Kong and the PRC and will be observed and given effect to by the courts of the Cayman Islands and honored by courts in Hong Kong and the PRC. The Company has the power to submit, and pursuant to Section 10 of this Agreement, Section 20 of the Unrestricted Deposit Agreement and Section 2 of the Restricted Issuance Agreement (to the extent it incorporates by reference Section 20 of the Unrestricted Deposit Agreement), has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York State and United States Federal court sitting in The City of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 10 of this Agreement and Section 18 of the Deposit Agreements, has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to this Agreement, the Disclosure Package, the Prospectus, the Registration Statement or the offering of the Securities in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 10 hereof and Section 20 of the Unrestricted Deposit Agreement and Section 2 of the Restricted Issuance Agreement (to the extent it incorporates by reference Section 20 of the Unrestricted Deposit Agreement).

(iii)                         Enforceability of Judgment. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be recognized and enforced against the Company, without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands and the courts of the PRC, provided that (i) with respect to courts of the Cayman Islands, such judgment (A) is given by a foreign court of competent jurisdiction, (B) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (C) is final and conclusive, (D) is not in respect of taxes, a fine or a penalty, and (E) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands, and (ii) with respect to courts of the PRC, (A) such judgments are given by foreign courts of competent jurisdiction and are effective, (B) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (C) such judgments or the enforcement thereof are not contrary to the law, public policy, security, sovereignty or public interest of the PRC, (D) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties and (E) an action between the same parties in the same matter is not pending in any PRC court at the time the lawsuit is instituted in a foreign court. Except as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, the Company is not aware of any reason why the enforcement in the Cayman Islands or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands or PRC.

(jjj)                      Proper Form. Each of this Agreement, the Indenture, the Notes, the Deposit Agreements and the ADS Lending Agreements is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement, the Indenture, the Notes, the Deposit Agreements or the ADS Lending Agreements, it is not necessary that this Agreement, the Indenture, the Notes, the Deposit Agreements or the ADS Lending Agreements be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Indenture, the Notes, the Deposit Agreements or the ADS Lending Agreements or any other documents to be furnished hereunder, except for nominal stamp duty if the documents are executed in or brought into the Cayman Islands.

(kkk)             No Finder’s Fee. There are no contracts, agreements or understandings between the Company or its Subsidiaries and Affiliated Entity and any person that would give rise to a valid claim against the Company or its Subsidiaries and Affiliated Entity or any Underwriters for a brokerage commission, finder’s fee or other like payment in connection with this offering, or any other arrangements, agreements, understandings, payments or issuance with respect to the Company and its Subsidiaries and Affiliated Entity or any of their respective officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters’ compensation as determined by the Financial Industry Regulatory Authority (“FINRA”).

(lll)                         No Broker-Dealer Affiliation.  There are  no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of its Subsidiaries and Affiliated Entity or any of their respective officers, directors or, to the knowledge of the Company, 5% or greater security holders or, to the best knowledge of the Company, any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date that the Registration Statement was initially filed with the Commission.

(mmm)                    Representation of Officers. Any certificate signed by any officer of the Company and delivered to the Borrowers and the Underwriters or counsel to the Borrowers and the Underwriters in connection with the offering shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each of the Borrowers and the Underwriters .

(nnn)             Tax Filings. (A) The Company and each of its Subsidiaries and the Affiliated Entity have filed all national, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof and have paid all taxes required to be paid thereon, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries and the Affiliated Entity which has had (nor does the Company nor any of its Subsidiaries and the Affiliated Entity have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and the Affiliated Entity and which could reasonably be expected to have) a Material Adverse Effect. (B) The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined. (C) All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any of the Subsidiaries and Affiliated Entity as described in the Disclosure Package, the Prospectus and the Registration Statement are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

2.                                Offering by the Underwriters.

The Company hereby agrees and understands that the Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus and herein. A total of 2,250,000 Securities (the “Initial Securities”) will initially be offered at US$40.00 per ADS. A total of 1,980,776 Securities (the “Additional Securities”) may be offered by the Underwriters during the Effectiveness Period (as defined below) on a delayed basis in transactions that may include block sales, sales on the NASDAQ Global Select Market, sales in the over-the- counter market, sales pursuant to negotiated transactions or otherwise, at market prices prevailing at the time of sale or at negotiated prices.  The time and date any Additional Securities are sold by any of the Underwriters are herein referred to as a “Subsequent Closing Date”.  The First Closing Date and each Subsequent Closing Date are each referred to as a “Closing Date”. In furtherance of the foregoing and of the sale of the Notes under the Notes Purchase Agreement, the Company hereby agrees that each representation and warranty made by it hereunder shall be deemed repeated as each Subsequent Closing Date during the Effectiveness Period.

Upon the terms set forth herein, and in accordance with the respective ADS Lending Agreements (including, without limitation, Section 2(b) thereof), the Company shall deliver by book-entry transfer such number of the Initial Securities and the Additional Securities as set forth opposite the name of the relevant Borrower in Schedule I to or upon direction of such Borrower by 10 a.m., New York City time, on the First Closing Date.  The offering of the Initial Securities and delivery of the Additional Securities to the Borrowers  is contingent upon the closing of the Notes Offering. If the Notes Offering is not consummated such that the Notes Purchase Agreement is terminated without issuance of the Notes, the ADS loan transactions under the ADS Lending Agreements will terminate, the offering of Securities will terminate, and all the Initial Securities and the Additional Securities (or ADSs fungible with the Initial Securities and the Additional Securities) will be returned to the Company, as contemplated by the ADS Lending Agreements.

The parties hereto agree that, during the Effectiveness Period, any Underwriter (or its affiliate) shall not be permitted to sell any Additional Securities on the Scheduled Trading Days during such Effectiveness Period that are not allocated to such Underwriter, as set forth in Exhibit C hereto, except as set forth in the immediately following sentence. Notwithstanding the foregoing or anything to the contrary in this Agreement, if an Underwriter completes the sale of its allocation of the Additional Securities prior to the end of the Effectiveness Period (such an Underwriter, a “Finished Underwriter”) and had not previously received a notice pursuant to this sentence from the other Underwriter, such Finished Underwriter will use good faith efforts to promptly notify the Company thereof (with a copy to the other Underwriter, in such capacity, the “Unfinished Underwriter”) and the Company is hereby deemed to instruct and notify the Unfinished Underwriter that the remainder of the Effectiveness Period will be allocated to such Unfinished Underwriter notwithstanding the allocation of Scheduled Trading Days set forth in Exhibit C hereto.  For the purpose of this paragraph, a “Scheduled Trading Day” means any day on which The NASDAQ Global Select Market is scheduled to be open for trading for its regular trading session..

3.                                Certain Agreements of the Borrowers and the Underwriters. The Borrowers and the Underwriters agree with the Company that:

(a)                     Until the end of the Effectiveness Period, the Borrowers and the Underwriters will promptly notify the Company when (i) no Securities remain to be sold by the Underwriters pursuant to this Agreement, (ii) the offering of the Securities is otherwise terminated by the Underwriters, (iii) it becomes aware of any event of the kind described in Section 5(c)(C), 5(c)(D) or 5(d) or it makes a determination that it is necessary to amend or supplement the Registration Statement or the Prospectus pursuant to Section 5(g)(B) or 5(h).

(b)                     Until the end of the Effectiveness Period, each of  the Underwriter agrees that it will suspend offers and sales of the Securities with the delivery of a Prospectus (i) upon receipt by it of written notice from the Company of any Interruption Period (as defined below) until it is advised in writing by the Company that the offering and sales of the Securities under the Registration Statement may be resumed and (ii) during the Black Out Period (as defined below), unless otherwise advised in writing by the Company.

4.                                Conditions to the Borrowers’ and the Underwriters’ Obligations. The  several obligations of the Borrowers and the Underwriters on each Closing Date are subject to the following conditions:

(a)         The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required to be filed, shall have been filed as required by Rules 424(b) (without reliance on Rule 424(b)(8)), 430A, 430B, 430C or 433 under the Securities Act, as applicable, within the time periods prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or otherwise) shall have been disclosed to the Borrowers and the Underwriters and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of, or preventing or suspending the use of, the Registration Statement, as amended from time to time, or the Prospectus or any Issuer Free Writing Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been taken or, to the knowledge of the Company, the Borrowers or the Underwriters shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction shall have been issued as of any Closing Date which would prevent the sale of the Securities.

(b)         Subsequent to the execution and delivery of this Agreement and prior to such Closing Date, there shall not have occurred (i) any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries and Affiliated Entity, taken as a whole, from that set forth in the Disclosure Package, the Prospectus and the Registration Statement as of the date of this Agreement that, in the judgment of the Underwriters, is material and adverse and that makes it, in the judgment of the Underwriters, impracticable to market the Securities on the terms and in the manner contemplated in the Disclosure Package, the Prospectus and the Registration Statement.

(c)          Subsequent to the execution and delivery of this Agreement and prior to such Closing Date, the representations and warranties of the Company contained in this Agreement and the respective ADS Lending Agreement shall remain true and correct.

(d)         The Borrowers and the Underwriters shall have received on the First Closing Date, (i) a certificate, dated such date, signed by an executive officer of the Company, to the effect set forth in Section 4(b) above and that the representations and warranties of the Company contained in this Agreement are true and correct as of the First Closing Date, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such date (and the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened) and (ii) a certificate, dated such date, signed by an executive officer of the Company, with respect to such matters as the Borrowers and the Underwriters may reasonably require.

(e)          The Borrowers and the Underwriters shall have received on the First Closing Date, a certificate, dated such date and signed by the chief financial officer of the Company with respect to certain operating data and financial figures contained in the Disclosure Package, the Prospectus and the Registration Statement, in form of Exhibit B hereto.

(f)           The Borrowers and the Underwriters shall have received on the First Closing Date, an opinion and negative assurance letter of Fenwick & West LLP, U.S. counsel for the Company, dated on the First Closing Date, in form and substance reasonably satisfactory to the Borrowers and the Underwriters.

(g)          The Borrowers and the Underwriters shall have received on the First Closing Date an opinion of Maples and Calder (Hong Kong) LLP, Cayman Islands counsel for the Company, dated the First Closing Date, in form and substance reasonably satisfactory to the Borrowers and the Underwriters .

(h)         The Company shall have received on the First Closing Date an opinion of Han Kun Law Offices, PRC counsel for the Company, dated the First Closing Date, a copy of which shall have been provided to the Borrowers and the Underwriters , in form and substance reasonably satisfactory to the Borrowers and the Underwriters .

(i)             The Borrowers and the Underwriters shall have received on the First Closing Date, an opinion of Miao & Co., Hong Kong counsel for the Company, dated the First Closing Date, in form and substance reasonably satisfactory to the Borrowers and the Underwriters.

(j)            The Borrowers and the Underwriters shall have received on the First Closing Date, an opinion of Zigler, Zigler & Associates LLP, US counsel for the Depositary, dated the First Closing Date, in form and substance reasonably satisfactory to the Borrowers and the Underwriters.

At the request of the Company, the opinions of counsel for the Company described above (except for the opinion of the PRC counsel for the Company) shall be addressed to the Borrowers and the Underwriters and shall so state therein.

(k)         The Borrowers and the Underwriters shall have received on the First Closing Date, an opinion of Walkers, Cayman Islands counsel for the Borrowers and the Underwriters, dated the First Closing Date, in form and substance reasonably satisfactory to the Borrowers and the Underwriters.

(l)             The Borrowers and the Underwriters shall have received on the First Closing Date, an opinion of Zhonglun Law Firm, PRC counsel for the Borrowers and the Underwriters, dated the First Closing Date, in form and substance reasonably satisfactory to the Borrowers and the Underwriters.

(m)     The Borrowers and the Underwriters shall have received, on each of the date hereof and the First Closing Date, a letter dated such date, in form and substance satisfactory to the Borrowers and the Underwriters, from Deloitte Touche Tohmatsu Certified Public Accountants LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to the Borrowers and the Underwriters with respect to the financial statements and certain financial information contained in the Disclosure Package, the Prospectus and the Registration Statement; provided that the letter delivered on the First Closing Date shall use a “cut-off date” not earlier than the date hereof.

(n)         The “lock-up” letters, each substantially in the form of Exhibit A hereto, executed by the individuals and entities listed on Schedule IV hereto relating to sales and certain other dispositions of Ordinary Shares or certain other securities, delivered to the Borrowers and the Underwriters before the date hereof, shall be in full force and effect on such Closing Date.

(o)         The Company shall have executed and delivered each of the ADS Lending Agreements, in form and substance reasonably satisfactory to the respective Borrower , the ADS Lending Agreements shall be in full force and effect, and the Company shall not be in breach of default thereunder.

(p)         With respect to the First Closing Date, all conditions to closing under the Notes Purchase Agreement on the First Closing Date shall have been satisfied and the closing of the transactions to be consummated on the Closing Date under the Notes Purchase Agreement shall have occurred concurrently with the offering and sale of the Initial Securities and delivery of the Additional Securities to the Borrowers under this Agreement. With respect to any Subsequent Closing Date, all conditions to any closing date under the Notes Purchase Agreement occurring on or prior to such Subsequent Closing Date shall have been satisfied and the closing of the transactions under the Notes Purchase Agreement with respect to each such closing date shall have occurred.

(q)         The Securities shall have been listed on the NASDAQ Global Select Market.

(r)            On the First Closing Date, the Borrowers and the Underwriters and counsel for the Borrowers and the Underwriters shall have received such information, documents, certificates and opinions as they may reasonably require for the purposes of enabling them to pass upon the accuracy and completeness of any statement in the Disclosure Package, the Prospectus and the Registration Statement, issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

5.                                Covenants of the Company.

The Company, in addition to its other agreements and obligations hereunder, covenants with the Borrowers and the Underwriters as follows:

(a)                     The Company will (A) prepare and timely file (and advise the Borrowers and the Underwriters promptly of such filing) with the Commission under Rule 424(b) (without reliance on Rule 424(b)(8)) under the Securities Act a Prospectus in a form approved by the Borrowers and the Underwriters containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Securities Act, (B) not file any amendment to the Registration Statement or distribute or file an amendment or supplement to the Disclosure Package or the Prospectus, including (i) any Current Report on Form 6-K, or amendment to a prior Current Report on Form 6- K, that is incorporated by reference therein (to the extent such Current Report on Form 6-K contains quarterly financial information and/or pro forma financial information or other updated and/or amended or supplemented financial or pro forma financial information to the previous financial and/or pro forma financial information incorporated by reference therein, or contains any other material information but not including other Current Reports on Form 6-K) or (ii) any annual report on Form 20-F, or any amendment to a prior annual report on Form 20-F, of which the Borrowers and the Underwriters shall not previously have been advised and furnished with a copy or to which the Borrowers and the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file and/or furnish, as applicable, on a timely basis, all reports required to be filed or furnished, as the case may be, by the Company with the Commission, in the case of clauses (A), (B) and (C), subsequent to the date of the Prospectus and prior to the earlier of (a) May 17, 2019; provided that such date shall be extended by the number of days in the Interruption Period (as defined below), if any, that fall within the Effectiveness Period, and (b) the latest of (1) the termination of the offering of the Securities by the Underwriters, (2) the first date when a prospectus (or, in lieu thereof, the notice required under Rule 173(a) under the Securities Act) is no longer required to be delivered by the Underwriters, or any dealer in connection with all offers and sales of the Securities and (3) the date when all of the Securities have been sold by the Underwriters (any such date in the period from the date hereof through the earlier of any such date in (a) or (b), the “Effectiveness Period”).  For purposes of this Agreement, “Interruption Period” means (i) any period of time when the Registration Statement or either the Disclosure Package or the Prospectus, in each case as then amended and/or supplemented, is not current, available and usable for the public offer and sale of the Securities or the public offer and sale of the Securities is otherwise not permitted, in each case as contemplated by this Agreement and the Registration Statement and (ii) any period of time commencing on the earlier of (A) the date any Underwriter becomes aware of any event of the kind described in Section 5(c)(C), 5(c)(D) or 5(d) or makes the determination referred to in Section 5(g)(B) or 5(h), and (B) the receipt of any notice from the Company of the occurrence of any event of the kind described in Section 5(c)(C), 5(c)(D) or 5(d) or that it has made the determination referred to in Section 5(g)(A) or 5(h) hereof (including for the avoidance of doubt, during any Postponement (as defined below), if any), and in each case, such Interruption Period shall continue until the Borrowers and the Underwriters receive copies of the amended and supplemented Disclosure Package and/or Prospectus, as the case may, be and/or until the Borrowers and the Underwriters are advised in writing by the Company that the Registration Statement, as then amended, is effective and/or the use of the Registration Statement, the Disclosure Package and/ or Prospectus, as then amended or supplemented, as applicable, may be resumed, and have received copies of any amended Registration Statement or amended or supplemented Disclosure Package and/or Prospectus and/or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in the foregoing; provided, however, that, in calculating the number of days in the Interruption Period, any day during the two full weeks prior to and one full trading day after the filing of a Current Report on Form 6-K that is incorporated by reference in the Registration Statement and the Prospectus that includes financial statements for the first quarter of the fiscal year ended December 31, 2019 required by the Securities Act for the Registration Statement and Prospectus to be usable for sales of the Securities) ( the “Black Out Period”), if applicable, shall be included. The Company acknowledges and agrees that the Black Out Period will not exceed 30 calendar days in any calendar quarter. Subject to the other provisions of this Section 5, the Company will (x) use reasonable best efforts to cause the Disclosure Package, the Prospectus and the Registration Statement to be available in accordance with the methods of distribution contemplated hereby and (y) use reasonable best efforts to keep the Registration Statement continuously effective (in the case of the Registration Statement) and usable for the sale of the Securities during the Effectiveness Period.

(b)                     The Company will (i) not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” or “written communication” (in each case, as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission or retained in the Company’s records pursuant to Rule 433 under the Securities Act unless the Borrowers and the Underwriters approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Borrowers and the Underwriters shall be deemed to have been given in respect of the General Use Free Writing Prospectus(es) included in Schedule II hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 163, 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in the Borrowers or the Underwriters being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a “free writing prospectus” (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Borrowers or the Underwriters that the Borrowers or the Underwriters otherwise would not have been required to file thereunder.

(c)                      The Company will advise the Borrowers and the Underwriters promptly (A) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Securities shall have become effective, or any supplement to the Prospectus shall have been filed, including as a result of (i) any Current Report on Form 6-K, or amendment to a prior Current Report on Form 6-K, that is incorporated by reference therein (to the extent such Current Report on Form 6-K contains quarterly financial information and/or pro forma financial information or other updated and/or amended or supplemented financial or pro forma financial information to the previous financial and/or pro forma financial information incorporated therein, or contains any other material information but not including other Current Reports on Form 6-K) or (ii) any annual report on Form 20-F, or any amendment to a prior annual report on Form 20-F, (B) of the receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Disclosure Package, or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Securities Act. The Company will use reasonable best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(d)                     If at any time during the Effectiveness Period, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (A) promptly notify the Borrowers and the Underwriters, (B) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Borrowers and the Underwriters, (C) use reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Securities Act), and (D) promptly notify the Borrowers and the Underwriters of such effectiveness. References herein to the Registration Statement relating to the Securities shall include such new registration statement or post-effective amendment, as the case may be.

(e)                      Before finalizing the Disclosure Package, the Prospectus and the Registration Statement, to furnish to the Borrowers and the Underwriters a copy of the proposed Disclosure Package, the Prospectus and the Registration Statement and not to distribute any such proposed Disclosure Package, the Prospectus and the Registration Statement to which the Borrowers and the Underwriters reasonably object.

(f)                       Before amending or supplementing the Disclosure Package or the Prospectus, to furnish to the Borrowers and the Underwriters a copy of each such proposed amendment or supplement and not to distribute any such proposed amendment or supplement to which the Borrowers and the Underwriters reasonably object.

(g)                      If at any time during the Effectiveness Period, any event shall occur (including, for the avoidance of doubt, information relating to financial results) as a result of which, (A) in the judgment of the Company or (B) in the reasonable opinion of any Borrower or  Underwriter, it becomes necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein (in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, in the case of the Prospectus), not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company will promptly notify the Borrowers and the Underwriters (in the case of clause (A)) and either (i) prepare as soon as reasonably practicable and file with the Commission an appropriate amendment to the Registration Statement and/or supplement to the Prospectus or (ii) prepare as soon as reasonably practicable and file with the Commission an appropriate filing under the Exchange Act that shall be incorporated by reference in the Prospectus and the Registration Statement so that the Prospectus and the Registration Statement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus and the Registration Statement will comply with the law; provided that, in either case, the Company may postpone the preparation and filing of such amendment or supplement by up to 15 calendar days if the disclosure of such information would have a material adverse effect on any material transaction then pending or proposed to be undertaken by the Company (any such postponement, a “Postponement”).

(h)                     If the Disclosure Package is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Disclosure Package conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Borrowers and the Underwriters, it is necessary to amend or supplement the Disclosure Package to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Borrowers and the Underwriters and to any dealer upon request, either amendments or supplements to the Disclosure Package so that the statements in the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when the Disclosure Package is delivered to a prospective purchaser, be misleading, or so that the Disclosure Package, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Disclosure Package, as amended or supplemented, will comply with applicable law; provided, in each case, that the Company may postpone the preparation, filing and delivery of such amendment or supplement in connection with a Postponement.

(i)                         If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Borrowers and the Underwriters, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Borrowers and Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Borrowers and Underwriters and to the dealers (whose names and addresses the Borrowers and Underwriters will furnish to the Company) to which Securities may have been sold by the Borrowers and Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act)  is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(j)        The Company agrees that, until the end of the Effectiveness Period (and, for the avoidance of doubt, not during any Postponement), (A) on each date on which the Registration Statement or Prospectus is amended or supplemented after the First Closing Date, including as a result of (i) any Current Report on Form 6-K, or amendment to a prior Current Report on Form 6-K, that is incorporated by reference therein (to the extent such Current Report on Form 6-K contains quarterly financial information and/or pro forma financial information or other updated and/or amended or supplemented financial or pro forma financial information to the previous financial and/or pro forma financial information incorporated therein, or contains any other material information but not including other Current Reports on Form 6-K), or (ii) any annual report on Form 20-F, or any amendment to a prior annual report on Form 20-F, and (B) at least once, upon the reasonable request of the Borrowers and the Underwriters, it will use best efforts to cause to be delivered to the Borrowers and the Underwriters, supplemental opinions, “comfort letters” and letters confirming, as of such date, the opinions, “comfort letters” and letters delivered on the First Closing Date pursuant to Section 5 hereof of Fenwick & West LLP, Miao & Co., Maples and Calder (Hong Kong) LLP, Han Kun Law Offices, Ziegler, Ziegler & Associates LLP and Deloitte Touche Tohmatsu Certified Public Accountants LLP and will deliver a certificate of the chief executive officer and the chief financial or accounting officer of the Company in which such officers shall state in their capacities as such officers and on behalf of the Company that, to the effect that the signers of such certificate have reviewed the Registration Statement, the Disclosure Package, Prospectus and any supplements or amendments thereto and this Agreement and that representations and warranties of the Company in this Agreement are true and correct on and as of such date with the same force and effect as if made on such date, with such exceptions and/or qualifications as shall be necessary on such date and all of such representations and warranties shall be deemed to be made by the Company as of such date (subject to such exceptions and/or qualifications).

(k)       The Company agrees to cause the chief financial officer of the Company to participate in telephonic due diligence sessions quarterly and at any other time reasonably requested upon the occurrence of a material event or announcement, with the representatives of each of the Borrowers and the Underwriters and their respective counsel during the Effectiveness Period.

(l)        To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request; provided that the Company shall not be required to qualify as a foreign corporation or as a dealer in securities or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

(m)      To give the Underwriters notice of its intention to make any filing pursuant to the Exchange Act prior to or on the later of any Closing Date and to furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing, and not to file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object.

(n)       Not to, and to cause each of its Subsidiaries and Affiliated Entity not to, take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(o)       The Company represents that, as disclosed in the Disclosure Package, the Prospectus and the Registration Statement, it may be treated as a PRC resident enterprise for PRC tax purposes. (i) The Company will indemnify and hold harmless the Borrowers and the Underwriters against any Stamp Taxes, including any interest and penalties, on the creation, issue, delivery of the Securities to the Borrowers and/or the Underwriters and on the execution and delivery of, and the performance of the obligations (including the initial sale of the Securities by the Underwriters) under, this Agreement and the ADS Lending Agreements and on bringing any such document within any jurisdiction. (ii) All payments to be made by or on behalf of the Company hereunder shall be made exclusive of, and without withholding or deduction for or on account of, any present or future taxes (including, without limitation, value added tax, goods and services tax and business tax), duties (including stamp duty) or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges, in which case the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made. Notwithstanding the foregoing, however, in the case of either (i) or (ii) above, the Company shall not be required to make any indemnity payment or payment of additional amounts with respect to withholding or income taxes that would not have been imposed but for such Underwriter’s being a resident of the jurisdiction imposing such taxes or having a permanent establishment therein (other than as a result of this Agreement).

(p)       (i) it will not attempt to avoid any judgment in connection with this Agreement obtained by it, applied to it, or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering, to use its reasonable efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Securities, if any; and (iii) to use its reasonable efforts to obtain and maintain all approvals, if any, required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes.

(q)       To comply with the PRC Overseas Investment and Listing Regulations, and to use its reasonable efforts to cause holders of its Class A ordinary shares that are, or that are directly or indirectly owned or controlled by, Chinese residents or Chinese citizens, to comply with the PRC Overseas Investment and Listing Regulations applicable to them, including, without limitation, requesting each such shareholder to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations (including any applicable rules and regulations of the SAFE).

(r)        To implement and maintain content control and other measures in compliance with PRC laws and regulations concerning information dissemination on the Internet and user privacy protection in all material respects during the two-year period beginning on the First Closing Date.

(s)        The Company has purchased and will maintain insurance covering its directors and officers for liabilities or losses arising in connection with this offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act and the rules and regulations thereof.

(t)        The Company agrees to at all times maintain, for the benefit of the Borrowers, a number of ADSs available for issuance under a registration statement on Form F-6 under the Securities Act equal to at least the maximum number of ADSs potentially required to be loaned by the Company under the ADS Lending Agreements.

(u)       The Company hereby agrees that, without the prior written consent of the Borrowers and the Underwriters, it will not, until the end of the Effectiveness Period  (the “Restricted Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any ADSs or Ordinary Shares beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act) or any other securities so owned convertible into or exercisable or exchangeable for ADSs or Ordinary Shares or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the ADSs or Ordinary Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of ADSs, Ordinary Shares or such other securities, in cash or otherwise, or (iii) file any registration statement with the Commission relating to the offering of any ADSs or Ordinary Shares. The restrictions contained in the preceding sentence shall not apply to (a)  the notes to be sold under the Notes Purchase Agreement, the ADSs to be issued upon conversion thereof and the Ordinary Shares represented thereby, (b) the grant by the Company of equity-based awards (including without limitation any employee share options, restricted shares or restricted share units) pursuant to the existing terms and authorized amount on the date hereof of plans disclosed in the Disclosure Package, the Prospectus and the Registration Statement, and the issuance by the Company of any Ordinary Shares, ADSs or other securities upon exercise or settlement of any such equity-based awards, (c) the issuance by the Company of ADSs or Ordinary Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and which is described in the Disclosure Package, the Prospectus and the Registration Statement, (d) the issuance of Securities to the Borrowers pursuant to the ADS Lending Agreements, and the issuance of Ordinary Shares to the Depositary (or its nominee) in connection therewith, or (e) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of ADSs or Ordinary Shares, provided that (A) such plan does not provide for the transfer of ADSs or Ordinary Shares during the Restricted Period and (B) no public announcement or filing under the Exchange Act is required of or voluntarily made by or on behalf of the Company regarding the establishment of such plan, unless such public announcement or filing includes a statement to the effect that such plan does not provide for the transfer of ADSs or Ordinary Shares during the Restricted Period.

(v)       The Company agrees to use its reasonable efforts to maintain the listing of the Securities on the NASDAQ Global Select Market.

(w)      The Company will use its reasonable best efforts to do and perform all things required to be done and performed by it under this Agreement, the Indenture, the Notes, the Deposit Agreements and the ADS Lending Agreements prior to or after the First Closing Date and will use its reasonable best efforts to satisfy all conditions on its part to the obligations of the Borrowers and the Underwriters to borrow and sell the Securities.

6.           Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, subject to any arrangement that the Company and the Underwriters may mutually agree in writing, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, the Indenture, the Notes, the Deposit Agreements, the ADS Lending Agreements and the Notes Purchase Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the preparation and filing of the Registration Statement, the Disclosure Package, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Borrowers and the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Borrowers and the Underwriters, including any Stamp Taxes, any interest and penalties payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 5(l) hereof, including filing fees reasonable fees and disbursements of counsel for the Borrowers and the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, provided that such costs, expenses and fees pursuant to this clause (iii) do not exceed US$10,000 (iv) the costs and charges of any transfer agent, registrar or depositary in connection with Securities to be issued and sold by the Company, (v) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities, and the document production charges and expenses associated with printing of this Agreement, the Notes, the Indenture, the Disclosure Package, the Prospectus and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities, (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, expenses associated with hosting investor meetings or luncheons, fees and expenses of any consultants engaged in connection with road show presentations with the prior approval of the Company, travel, meals and lodging expenses of any such consultants and the Company’s representatives, and the cost of any aircraft and ground transportation chartered in connection with the roadshow, and (vii) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement, the Indenture, the Notes, the Deposit Agreements, the ADS Lending Agreements and the Notes Purchase Agreement for which provision is not otherwise made in this Section. It is understood, however, that except as provided in Section 7 entitled “Indemnity and Contribution”, the Borrowers and the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, expenses incurred by the Borrowers and the Underwriters in connection with any advertising expenses connected with any offers they may make.

7.           Indemnity and Contribution.

(a)       The Company agrees to indemnify and hold harmless each of the Borrowers and the Underwriters, each partner, member, director, officer, employee, each person, if any, who controls the Borrower and the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of each of the Borrowers and the Underwriters within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Disclosure Package, or any Issuer Free Writing Prospectus or any amendment thereof, any road show as defined in Rule 433(h) under the Securities Act (a “road show”), or the Prospectus or any amendment or supplement thereto, caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each of the Borrowers and the Underwriters and each such partner, member, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Borrower or that Underwriter, partner, member, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Borrower or Underwriter expressly for use therein, as further specified in Section 7(b) below.

(b)       Each of the Borrowers and the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, but only with reference to information furnished to the Company in writing by such Borrower or Underwriter expressly for use in the Registration Statement, the Disclosure Package, the Prospectus or any amendment or supplement thereto, it being understood and agreed that the name of an Underwriter shall constitute the only such information furnished in writing by such Underwriter for inclusion in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (the “Underwriters Information”), and that the name of a Borrower in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by such Borrower for inclusion in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (the “Borrowers Information”).

(c)       In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; but the failure to so notify the indemnifying party will not relieve it from any liability under Section 7(a) or 7(b) above unless and to the extent it did not otherwise learn of such action and such failure results any loss of the indemnifying party of substantial rights or defenses ; and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the indemnifying party fails to employ counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the (i) fees and expenses of more than one separate firm (in addition to any local counsel) for all the Borrowers and the Underwriters and all persons, if any, who control any of the Borrowers or the Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any of the Borrowers and the Underwriters within the meaning of Rule 405 under the Securities Act, and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Borrowers and the Underwriters and such control persons and affiliates of any of the Borrowers or the Underwriters, such firm shall be designated in writing by the Borrowers and the Underwriters. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (provided that such consent shall not be unreasonably withheld, conditioned or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, and (ii) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)       To the extent the indemnification provided for in Section 7(a) or 7(b), is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii) if the allocation provided by Section 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 7(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Borrowers and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Borrowers and the Underwriters, bear to the aggregate offering price of the Securities The relative fault of the Company on the one hand and the Borrowers and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Borrowers and the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Borrowers’ and the Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities they have purchased hereunder, and not joint.

(e)       The Company, the Borrowers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Borrowers and the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 7(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Borrower or an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages that such Borrowers or Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 9(d) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)        The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of (a) any of the Borrowers or the Underwriters, any person controlling any of the Borrowers or the Underwriters or any affiliate of any Borrowers or the Underwriters , or (b) the Company, its officers or directors or any person controlling the Company, and (iii) acceptance of and payment for any of the Securities.

8.           Termination. The Borrowers and the Underwriters may terminate this Agreement by notice given to the Company, if after the execution and delivery of this Agreement and prior to the First Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, The Hong Kong Stock Exchange or other relevant exchanges, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States, the PRC or the Cayman Islands shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by United States Federal, New York State, PRC or Cayman Islands authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the judgment of the Borrowers and the Underwriters, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of the Borrowers and the Underwriters, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package or the Prospectus.

9.           Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10.        Submission to Jurisdiction; Appointment of Agent for Service. The Company hereby irrevocably submits to the non-exclusive jurisdiction of the U.S. federal and state courts in the Borough of Manhattan in The City of New York (each, a “New York Court”) in any suit or proceeding arising out of or relating to this Agreement, the Disclosure Package, the Prospectus, or the offering of the Securities or any transactions contemplated hereby. Each of the Company and each of the Company’s Subsidiaries and Affiliated Entity irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement, the Disclosure Package, the Prospectus, or the offering of the Securities or any transactions contemplated hereby in the New York Courts, and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company irrevocably appoints Cogency Global Inc. as its respective authorized agent (the “Authorized Agent”) in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process in any manner permitted by applicable law upon such agent shall be deemed in every respect effective service of process in any manner permitted by applicable law upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

11.        Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Borrowers and the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company pursuant to this Agreement with respect to any sum due from it to any of the Borrowers, the Underwriters or any person controlling any of the Borrowers or the Underwriters, shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Borrower, Underwriter or controlling person of any sum in such other currency, and only to the extent that such Borrower, Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Borrower, Underwriter or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Borrower, Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Borrower, Underwriter or controlling person hereunder, such Borrower, Underwriter or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Borrower, Underwriter or controlling person hereunder.

12.        Entire Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the sale and purchase of the Securities , represents the entire agreement between the Company, the Borrowers and the Underwriters with respect to the preparation of any Registration Statement, the Disclosure Package, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

13.        Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14.        Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15.        Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16.        Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Borrowers and the Underwriters, shall be delivered, mailed or sent to the Borrowers and the Underwriters at:

Credit Suisse International
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
United States
Attention: IBCM-Legal;

Deutsche Bank, AG London Branch
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
United States
Attention: Equity Capital Markets — Syndicate Desk
with a copy to Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
United States
Attention: General Counsel, Fax: +1 (646) 374 1071;

if to the Company shall be delivered, mailed or sent to Baozun Inc., Building No. B, No. 1268 Wanrong Road, Zhabei District, Shanghai 200436, The People’s Republic of China, Attention: Legal Department.

17.        Parties at Interest. The Agreement set forth has been and is made solely for the benefit of the Borrowers, the Underwriters and the Company and to the extent provided in Section 7 hereof the controlling persons, partners, directors and officers referred to in such sections and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Borrowers or the Underwriters) shall acquire or have any rights under or by virtue of this Agreement.

18.        Absence of Fiduciary Relationship. The Company acknowledges and agrees to each of the following:

(a)       No Other Relationship. Each of the Borrowers and the Underwriters is acting solely as a borrower and an underwriter, respectively, in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company, on the one hand, and any of the Borrowers and the Underwriters, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Borrowers and the Underwriters have advised or are advising the Company on other matters.

(b)       Arms’ Length Negotiations. The price of the Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Borrowers and the Underwriters, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement.

(c)       Absence of Obligation to Disclose. The Company has been advised that the each of the Borrowers and the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that each of the Borrowers and the Underwriters has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

(d)       Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the each of the Borrowers and the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Borrowers and the Underwriters shall have any liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company.

19.        Successors and Assigns. This Agreement shall be binding upon the Borrowers and the Underwriters, the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Borrowers’ and the Underwriters’ respective businesses and/or assets. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Borrowers and the Underwriters and each person or persons, if any, who control any of the Borrowers or the Underwriters within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Borrowers and the Underwriters in Section 7(b) shall be deemed to be for the benefit of the directors and officers of the Company and any person controlling in the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 21, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

20.        Partial Unenforceability. The invalidity or unenforceability of any section, subsection, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, subsection, paragraph or provision hereof. If any section, subsection, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

21.        Amendments. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

22.        Recognition of the U.S. Special Resolution Regimes.

(a)       In the event that any Borrower or Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Borrower or Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)        In the event that any Borrower or Underwriter that is a Covered Entity or a BHC Act Affiliate of such Borrower or Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Borrower or Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

In this Section 22:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature page follows]

Very truly yours,

BAOZUN INC.

By:
Name:
Title:

[Signature page to Underwriting Agreement]

Accepted as of the date hereof

By:	CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

By:	CREDIT SUISSE INTERNATIONAL

By:
Name:
Title:

By:	DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

By:	DEUTSCHE BANK AG, LONDON BRANCH

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Underwriting Agreement]

SCHEDULE I

Borrower	Number of Initial Securities	Number of Additional Securities
Credit Suisse International
Deutsche Bank AG, London Branch
Total:

SCHEDULE II

Schedule of Free Writing Prospectuses included in the Disclosure Package

SCHEDULE III-A

SUBSIDIARIES OF THE COMPANY

SCHEDULE III-B

AFFILIATED ENTITY OF THE COMPANY

SCHEDULE IV

LIST OF LOCKED-UP PARTIES

EXHIBIT A

FORM OF LOCK-UP LETTER

EXHIBIT B

Officer’s Certificate

EXHIBIT C

Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
Scheduled Trading Days